                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8 - K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



Date of Report (Date of Event Reported):  DECEMBER 31, 1996


                             LXR BIOTECHNOLOGY INC.
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                                    DELAWARE
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


             1-12968                                 68-0282856
--------------------------------        ----------------------------------------
      (Commission file number)            (IRS employer identification no.)


      1401 MARINA WAY SOUTH, RICHMOND, CALIFORNIA      94804
--------------------------------------------------------------------------------
      (Address of principal executive offices)       (Zip code)


                                 (510) 412-9100
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

                    INFORMATION TO BE INCLUDED IN THE REPORT



ITEM 5.    OTHER EVENTS.


         LXR Biotechnology Inc. ("LXR" or the "Company") has closed private placements of common stock totalling approximately $10.4 million at $2.00 per share (the "Offerings"). The placements resulted in the issuance of 5,201,350 shares (the "Shares"). The Company also issued an additional 534,385 shares, and warrants to purchase 458,858 shares at an exercise price of $2.20 per share (the "Warrants"), for services rendered in connection with the Offerings. Substantially all of the net proceeds of the Offerings will be used by LXR for the research and development of its products and for general corporate purposes.

         Prior to the Offerings, LXR had outstanding 16,006,940 shares of common stock and options and warrants and other rights to purchase up to an additional approximately 2,113,000 shares of common stock. The Offerings bring the total number of shares of the Company's common stock outstanding to approximately 21.7 million and options, warrants and other rights to purchase shares of common stock outstanding to approximately 2.6 million.

         The Shares were offered and sold without registration under the Securities Act of 1933, as amended (the "Securities Act"), in reliance upon the exemptions provided by Section 4(2) of the Securities Act and/or Rule 506 of Regulation D promulgated by the Securities and Exchange Commission (the "Commission") thereunder. The Shares were also offered and sold in reliance upon exemptions from registration or qualification under certain state securities laws.

         LXR filed a registration statement on Form S-3 covering the resale of the Shares and the common stock underlying the Warrants with the Securities and Exchange Commission on January 17, 1997. The Company has agreed to use its best efforts to cause such registration statement to become effective and to maintain the effectiveness of such registration statement until the securities registered therein may be sold under Rule 144, subject to certain exceptions.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

                  (c)      Exhibits

                           1.03 Sales Agency Agreement dated December 11, 1996 between the Company and Sunrise Securities Corp.

                           4.04     Form of Share Purchase Warrant of the
                                    Company

                           4.05 Form of Registration Rights Agreement dated December 11, 1996

                           4.06 Form of Registration Rights Agreement dated December 12, 1996

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  LXR BIOTECHNOLOGY INC.



Date:  January 31, 1997           By   /s/ L. David Tomei
                                       -----------------------------------------
                                       L. David Tomei, Chief Executive Officer

                                  EXHIBIT INDEX

                                                                   Sequentially
   Exhibit                                                         Numbered Page

    1.03                 Sales Agency Agreement dated
                         December 11, 1996 between the Company
                         and Sunrise Securities Corp.

    4.04                 Form of Share Purchase Warrant of the
                         Company

    4.05                 Form of Registration Rights Agreement
                         dated December 11, 1996

    4.06                 Form of Registration Rights Agreement
                         dated December 12, 1996

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    LXR BIOTECHNOLOGY INC.



Date:  January __, 1997             By:_________________________________________
                                       L. David Tomei, Chief Executive Officer


                                       4